Exhibit 10.37

Please sign and return this Form by the due date of November 23, 2005.

DELTEK SYSTEMS, INC.

2005 STOCK OPTION PLAN

NOTICE OF SECOND STOCK OPTION GRANT

You have been granted the following option to purchase Common Stock of Deltek Systems, Inc. (the “Company”):

name of optionee:	Richard P. Lowrey

total number of shares granted:	6,000 shares of Common Stock

type of option:	Nonqualified Stock Option

option price:	$72.20 per whole share of Common Stock

date of grant:	November 3, 2005

vesting commencement date:	May 2, 2005

vesting schedule:	As set forth in Section 4.1 of the attached Stock Option Agreement

expiration date of the option:	10 years from date of grant

By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 2005 Stock Option Plan and the Stock Option Agreement, both of which are attached hereto and made part of this document.

OPTIONEE	DELTEK SYSTEMS, INC.

/s/ Richard Lowrey 1/16/06	/s/ Kevin Parker 11/3/2005
Optionee Signature Date	Name:	Kevin Parker Date
	Title:	Chief Executive Officer